UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017 (May 4, 2017)

SHINECO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37776	52-2175898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1001, Building T5, DaZu Square,

Daxing District, Beijing

People’s Republic of China

Address of principal executive offices)

Registrant’s telephone number, including area code: (+86) 10-87227366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The Company incorporates by reference the disclosure below in Item 4.02(a) and 9.01.

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Report

On May 4, 2017, management of the Company determined that the previously issued financial statements contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 should be amended to correct errors in those financial statements. Management discussed these matters with the Audit Committee, which approved the recommendation of management to restate the financial statements. The Audit Committee discussed the issues related to the non-reliance and restatement with the Company’s independent auditor, Friedman LLP. A draft of the Company’s current report on Form 8-K dated May 10, 2017 was provided to such auditor for review prior to filing.

The Company determined that other payables and additional paid-in capital were not properly recorded in the previously issued unaudited condensed consolidated financial statements as of September 30, 2016. The Company inadvertently omitted to accrue $843,844 issuance costs related to its initial public offering in the quarter ended September 30, 2016. Those issuance costs should be offset against the offering proceeds that were recorded in the “Additional Paid-in Capital” account. The effects of the Company’s previously issued unaudited condensed consolidated financial statements as of September 30, 2016 are summarized as follows:

Selected Unaudited Consolidated Balance Sheets Information as of September 30, 2016

	Previously
	Reported	Adjustment	Restated

Other payables	$2,135,695	$843,844	$2,979,539
Additional paid-in capital	$23,581,146	$(843,844)	$22,737,302

Selected Unaudited Consolidated Statements of Cash Flows for the three months ended September 30, 2016

	Three months ended September 30, 2016
	Previously
	Reported	Adjustment	Restated
CASH FLOWS FROM OPERATING ACTIVITIES
Other payables and accrued expenses	$143,166	$843,844	$987,010
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from public offerings, net of offering cost	$6,238,393	$(843,844)	$5,394,549

As a result of these corrections, management has recommended and the Audit Committee has approved the restatement of its previously issued financial statements through the filing of an amended Form 10-Q for the quarter ended September 30, 2016.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Yuying Zhang
Name:	Yuying Zhang
Its:	Chief Executive Officer